UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09160

ALLIANCEBERNSTEIN HIGH YIELD FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2007

Date of reporting period: September 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein High Yield Fund

September 30, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 26, 2007

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein High Yield Fund (the “Fund”) for the annual reporting period ended September 30, 2007. On November 16, 2007, the shareholders of AllianceBernstein Corporate Bond Portfolio (“Corporate Bond”), a series of AllianceBernstein Bond Fund, Inc. (“Bond Fund”), and AllianceBernstein High Yield Fund, Inc. (“High Yield”) approved the acquisition of the assets and liabilities of each fund by AllianceBernstein Emerging Market Debt Fund, Inc. (“Emerging Market Debt”). Emerging Market Debt, Corporate Bond and High Yield pursue the same investment objective, but Emerging Market Debt is less restricted by sector limitations than Corporate Bond or High Yield. After the proposed acquisitions, Emerging Market Debt (which will be renamed AllianceBernstein High Income Fund, Inc. in view of the recently approved broadening of its investment policies) will have complete flexibility to seek high income from foreign and domestic corporate and sovereign debt securities denominated either in the U.S. dollar or in local currencies. It will continue to invest substantially all of its assets in below investment-grade securities. The proposed acquisitions are described in more detail in the Prospectus/Proxy Statement found on the AllianceBernstein website at www.alliancebernstein.com.

Investment Objective and Policies

This open-end fund seeks to maximize total returns from price appreciation and income. The Fund invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Fund invests in a diversified mix of high-yield, below investment-grade debt securities, known as “junk bonds”. These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Fund is managed to maximize total return by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund may invest in debt securities with a range of maturities from short to long term. The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign fixed-income securities. The Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities. The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating- and inverse-floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Lehman Brothers (LB)

ALLIANCEBERNSTEIN HIGH YIELD FUND •	1

High Yield 2% Issuer Cap Index for the six- and 12-month periods ended September 30, 2007. Performance for the Lipper High Current Yield Funds Average (the “Lipper Average”) has also been included. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund’s Class A shares without sales charges underperformed the benchmark for the six- and 12-month periods ended September 30, 2007, and outperformed its Lipper Average, an average of similarly managed funds for the same periods. The Fund’s underweight of the CCC-rated quality tier, which outperformed for the year, dampened performance as CCCs outperformed early in the 12-month period. Security selection within the wireless communications and utilities sectors detracted from Fund performance.

Conversely, positive contributors to relative Fund performance for the 12-month period included an underweight and security selection within the troubled housing industry, and security selection within the cable industry.

In January of 2007, proceeds were received in the Fund resulting from the WorldCom class action settlement. The addition of these proceeds positively impacted relative performance for both the six- and 12-month periods.

Market Review and Investment Strategy

The past several months have seen a return of volatility to the capital markets, as the credit crisis in the U.S. subprime mortgage market spilled over — in the form of a liquidity crunch — into other sectors and asset classes, and even the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed-income markets.

Serious delinquencies on U.S. subprime mortgage loans began to climb early this year, with the most recent loans — those that originated in 2006 and 2007 — experiencing delinquencies at an unprecedented rate. In turn, cumulative loan losses began to rise as well. Many subprime lenders went bankrupt or otherwise closed their doors, making refinancing impossible for many subprime homeowners and all but ensuring losses. Securitizations of subprime debt — whether in the form of asset-backed securities (ABS) or collateralized debt returns (CDOs) — also dried up with vanished investor demand, draining liquidity out of these markets. Concern next mounted for the asset-backed commercial paper (ABCP) market.

Central banks — including the European Central Bank, the U.S. Federal Reserve (the “Fed”), the Bank of Japan, the Bank of Canada and the

2	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Reserve Bank of Australia — responded by injecting liquidity into the markets via cheap loans to banks; the Fed also cut its discount rate. These measures culminated in the Fed’s dramatic 50-basis-point ease in September of 2007, which aimed to restore confidence in the financial markets and put the economy on firmer footing. Markets responded favorably, as evidenced by the subsequent tightening of yield spreads in September—though spreads remain well above pre-crisis levels.

Despite two months of negative returns in June and especially July of 2007, high yield posted a respectable annual return of 7.62%. The first half of the 12-month reporting period saw strong and consistent returns for high yield, backed up by a low default risk environment, strong investor demand for yield and a decline in new issuance. The second half of the annual period saw a pullback in investment risk taking as subprime and liquidity concerns rose resulting in significant spread widening. For the year, spreads widened 76 basis points to end the period at 402 basis points over neutral duration Treasuries. Despite negative excess returns late in the period, high yield outperformed Treasuries for the 12-month reporting period.

By credit quality, lower-rated high yield debt outperformed higher-quality debt with CCC-rated at 9.56%, B-rated at 8.03% and BB-rated at 6.38%. All industries but one was in positive territory for the year. Outperforming industries included media cable at 12.73%, finance non-captive at 11.97%, wireless communication at 11.42% and metals and mining at 11.01%. The only industry in negative territory for the annual period was home construction at -8.94%, which suffered with the slowdown in the real estate industry.

Within the Fund, the Global Credit Investment Team (the “Team”) maintained a cautious posture throughout most of the 12-month reporting period due to what was perceived as insufficient compensation for assuming risk and a lack of specific credit opportunities. The Team’s quantitative analysis indicated that the reward for assuming incremental risk was greatly diminished in times of a flat or inverted yield curve and narrow spreads. With the more recent subprime dislocation, high yield credits experienced a significant spread widening in correlation with most spread-related sectors and the risk/return now appears more symmetrical in the Team’s view. Systemic spread widening with no change in fundamentals presented an opportunity to add moderate risk to the fund. The combination of a decline in leveraged buyout (LBO) risk, wider spreads and stable fundamental credit trends led the Team to modestly raise the risk level in the portfolio. The Team was able to take advantage of the dislocation, particularly in the financial sector where in the Team’s view, the widening was not due to fundamental credit concerns.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) High Yield 2% Issuer Cap Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged LB High Yield 2% Issuer Cap Index covers the universe of fixed-rate, below-investment-grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included in this Index. For the six- and 12-month periods ended September 30, 2007, the Lipper High Current Yield Funds Average consisted of 465 and 444 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or an average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Fund’s portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as “junk bonds,” involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2007	Returns
	6 Months	12 Months
AllianceBernstein High Yield Fund†
Class A	0.43%	7.42%

Class B	0.22%	6.63%

Class C	0.07%	6.66%

Advisor Class*	0.58%	7.53%

Class R*	0.57%	7.34%

Class K*	0.41%	7.24%

Class I*	0.76%	7.83%

Lehman Brothers High Yield 2% Issuer Cap Index	0.56%	7.62%

Lipper High Current Yield Funds Average	0.25%	7.02%

†  Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 9/30/97 TO 9/30/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Yield Fund Class A shares (from 9/30/97 to 9/30/07) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH YIELD FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns	SEC Yields**

Class A Shares			6.95%
1 Year	7.42%	2.82%
5 Years	10.40%	9.45%
10 Years	2.72%	2.28%

Class B Shares			6.52%
1 Year	6.63%	2.63%
5 Years	9.64%	9.64%
10 Years(a)	2.31%	2.31%

Class C Shares			6.55%
1 Year	6.66%	5.66%
5 Years	9.65%	9.65%
10 Years	2.01%	2.01%

Advisor Class Shares†			7.51%
1 Year	7.53%	7.53%
5 Years	10.75%	10.75%
10 Years	3.04%	3.04%

Class R Shares†			7.49%
1 Year	7.34%	7.34%
Since Inception*	4.65%	4.65%

Class K Shares†			7.16%
1 Year	7.24%	7.24%
Since Inception*	4.87%	4.87%

Class I Shares†			7.52%
1 Year	7.83%	7.83%
Since Inception*	5.22%	5.22%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.27%, 2.01%, 1.99%, 0.98%, 1.57%, 1.34% and 0.94% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 3/1/05 for Class R, Class K and Class I shares.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2007.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance and Benchmark Disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	2.82%
5 Years	9.45%
10 Years	2.28%

Class B Shares
1 Year	2.63%
5 Years	9.64%
10 Years(a)	2.31%

Class C Shares
1 Year	5.66%
5 Years	9.65%
10 Years	2.01%

Advisor Class Shares†
1 Year	7.53%
5 Years	10.75%
10 Years	3.04%

Class R Shares†
1 Year	7.34%
Since Inception*	4.65%

Class K Shares†
1 Year	7.24%
Since Inception*	4.87%

Class I Shares†
1 Year	7.83%
Since Inception*	5.22%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	3/1/05 for Class R, Class K and Class I shares.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance Disclosures on page 4.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2007		Ending Account Value September 30, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,004.31	$1,019.20	$5.88	$5.92
Class B	$1,000	$1,000	$1,002.22	$1,015.49	$9.59	$9.65
Class C	$1,000	$1,000	$1,000.72	$1,015.64	$9.43	$9.50
Advisor Class	$1,000	$1,000	$1,005.79	$1,020.56	$4.53	$4.56
Class R	$1,000	$1,000	$1,005.73	$1,018.95	$6.13	$6.17
Class K	$1,000	$1,000	$1,004.15	$1,019.05	$6.03	$6.07
Class I	$1,000	$1,000	$1,007.64	$1,020.86	$4.23	$4.26
*	Expenses are equal to the classes’ annualized expense ratios of 1.17%,1.91%, 1.88%,0.90%, 1.22%, 1.20% and 0.84%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Fund Expenses

PORTFOLIO SUMMARY

September 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $168.6

*	All data are as of September 30, 2007. The Fund’s industry breakdown is expressed as a percentage of total investments and may vary over time. “Other” represents less than 1.1% weightings in the following industries: brokerage, insurance, miscellaneous, other industrial, real estate investment trusts, services, transportation-airlines and transportation-services.

Please note: The issuer classifications presented herein are based on the Lehman Brothers Fixed Income Indices developed by Lehman Brothers. The fund components are divided either into duration, country, bond ratings or corporate sectors as classified by Lehman Brothers. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2007

Company	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 93.9%
Industrial – 69.3%
Basic – 7.0%
Arch Western Finance LLC 6.75%, 7/01/13(a)	$443	$434,140
Basell AF SCA 8.375%, 8/15/15(a)(b)	674	615,025
Citigroup (JSC Severstal) 9.25%, 4/19/14(a)(b)	1,100	1,182,038
Equistar Chemicals Funding LP 10.125%, 9/01/08(a)	373	385,122
10.625%, 5/01/11(a)	319	333,355
Evraz Group, SA 8.25%, 11/10/15(a)(b)	860	863,354
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17(a)	1,466	1,601,605
Georgia-Pacific Corp. 7.00%, 1/15/15(a)(b)	433	422,175
7.125%, 1/15/17(a)(b)	517	500,198
Hexion US Fin/Nova Scotia 9.75%, 11/15/14(a)	315	346,500
10.058%, 11/15/14(a)(c)	315	324,450
Huntsman International LLC 7.875%, 11/15/14(a)	527	561,255
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)	855	818,663
Lyondell Chemical Co. 8.00%, 9/15/14(a)	423	465,300
Mosaic Co. 7.625%, 12/01/16(a)(b)(d)	1,433	1,527,936
NewPage Corp. 10.00%, 5/01/12(a)	525	552,562
Peabody Energy Corp. Series B 6.875%, 3/15/13(a)	910	919,100

		11,852,778

Capital Goods – 8.1%
Alion Science and Technology Corp. 10.25%, 2/01/15(a)	113	102,547
Allied Waste North America, Inc. 6.375%, 4/15/11(a)	962	964,405
6.875%, 6/01/17(a)	221	222,105
Series B 7.125%, 5/15/16(a)	412	421,270
7.375%, 4/15/14(a)	340	341,700
Associated Materials, Inc. 11.25%, 3/01/14(a)(e)	1,176	740,880

10	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Berry Plastics Holding Corp. 8.875%, 9/15/14(a)	$377	$385,483
10.25%, 3/01/16(a)	172	168,560
Bombardier, Inc. 6.30%, 5/01/14(a)(b)	1,415	1,386,700
8.00%, 11/15/14(a)(b)	1,060	1,091,800
Case Corp. 7.25%, 1/15/16(a)	797	824,895
Case New Holland, Inc. 7.125%, 3/01/14(a)	1,324	1,357,100
Crown Americas 7.625%, 11/15/13(a)	792	812,790
Goodman Global Holdings, Inc. 7.875%, 12/15/12(a)	569	559,043
L-3 Communications Corp. 5.875%, 1/15/15(a)	656	629,760
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14(a)	830	818,587
8.875%, 2/15/09(a)	736	747,040
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08(f)(g)(h)	623	78,055
Trinity Industries, Inc. 6.50%, 3/15/14(a)	876	840,960
United Rentals North America, Inc. 7.75%, 11/15/13(a)	1,186	1,221,580

		13,715,260

Communications - Media – 12.5%
Allbritton Communications Co. 7.75%, 12/15/12(a)	730	737,300
Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)	679	658,630
CCH I Holdings LLC 11.75%, 5/15/14(a)(e)	2,788	2,578,900
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)	1,205	946,123
5.75%, 1/15/13(a)	788	659,541
CSC Holdings, Inc. 7.875%, 2/15/18(a)	212	205,640
Series WI 6.75%, 4/15/12(a)	1,482	1,426,425
Dex Media West LLC Series B 8.50%, 8/15/10(a)	326	334,965
DirecTV Holdings LLC 6.375%, 6/15/15(a)	1,439	1,365,251

ALLIANCEBERNSTEIN HIGH YIELD FUND •	11

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

EchoStar DBS Corp. 6.375%, 10/01/11(a)	$679	$682,395
6.625%, 10/01/14(a)	1,299	1,305,495
7.125%, 2/01/16(a)	184	189,060
Idearc, Inc. 8.00%, 11/15/16(a)	836	833,910
Insight Communications Co., Inc. 12.25%, 2/15/11(a)	571	589,558
Insight Midwest LP 9.75%, 10/01/09(a)	418	418,523
Intelsat Bermuda Ltd. 11.25%, 6/15/16(a)	1,292	1,384,055
Intelsat Subsidiary Holding Co. Ltd. 8.625%, 1/15/15(a)	661	674,220
Lamar Media Corp. 6.625%, 8/15/15(a)	261	251,865
Liberty Media Corp. 5.70%, 5/15/13(a)	295	275,598
7.875%, 7/15/09(a)	233	239,800
8.25%, 2/01/30(a)	310	303,800
Quebecor Media, Inc. 7.75%, 3/15/16(a)	1,142	1,089,182
Rainbow National Services LLC 8.75%, 9/01/12(a)(b)	157	162,887
10.375%, 9/01/14(a)(b)	158	173,405
RH Donnelley Corp. Series A-2 6.875%, 1/15/13(a)	670	633,150
Sirius Satellite Radio, Inc. 9.625%, 8/01/13(a)	374	371,195
Univision Communications, Inc. 7.85%, 7/15/11(a)	531	531,000
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)(b)	583	583,000
WMG Holdings Corp. 9.50%, 12/15/14(a)(e)	1,668	1,167,600
XM Satellite Radio, Inc. 9.75%, 5/01/14(a)	276	276,690

		21,049,163

Communications - Telecommunications – 7.0%
Alltel Corp. 7.875%, 7/01/32(a)	830	672,498
Citizens Communications Co. 6.25%, 1/15/13(a)	1,022	996,450
Cricket Communications, Inc. 9.375%, 11/01/14(a)	1,092	1,108,380
Digicel Ltd. 9.25%, 9/01/12(a)(b)	997	1,024,417

12	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Dobson Communications Corp. 8.875%, 10/01/13(a)	$200	$213,000
Inmarsat Finance PLC 7.625%, 6/30/12(a)	1,013	1,043,390
10.375%, 11/15/12(a)(e)	665	636,738
Level 3 Financing, Inc. 9.25%, 11/01/14(a)	1,058	1,042,130
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)(b)	1,155	1,183,182
PanAmSat Corp. 9.00%, 8/15/14(a)	667	687,010
Qwest Capital Funding, Inc. 7.25%, 2/15/11(a)	2,142	2,152,710
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14(a)	246	255,225
Windstream Corp. 8.125%, 8/01/13(a)	458	482,045
8.625%, 8/01/16(a)	294	313,477

		11,810,652

Consumer Cyclical - Automotive – 7.1%
Ford Motor Credit Co. 7.00%, 10/01/13(a)	974	880,204
7.45%, 7/16/31(a)	1,765	1,385,525
8.11%, 1/13/12(a)(c)	640	604,742
General Motors Acceptance Corp. 6.75%, 12/01/14(a)	462	418,746
6.875%, 9/15/11(a)	1,722	1,638,765
8.00%, 11/01/31(a)	659	646,533
General Motors Corp. 8.25%, 7/15/23(a)	1,993	1,743,875
8.375%, 7/15/33(a)	1,378	1,207,473
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11(b)	175	182,875
9.00%, 7/01/15(a)	502	535,885
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(a)	486	396,090
Lear Corp. Series B 5.75%, 8/01/14(a)	354	297,360
8.50%, 12/01/13(a)	221	211,608
8.75%, 12/01/16(a)	1,348	1,267,120
Visteon Corp. 7.00%, 3/10/14(a)	638	496,045

		11,912,846

Consumer Cyclical - Other – 8.4%
Broder Brothers Co. Series B 11.25%, 10/15/10(a)	399	347,130
Greektown Holdings LLC 10.75%, 12/01/13(a)(b)	389	385,110

ALLIANCEBERNSTEIN HIGH YIELD FUND •	13

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Harrah’s Operating Co., Inc 5.625%, 6/01/15(a)	$1,935	$1,538,325
5.75%, 10/01/17(a)	108	82,620
6.50%, 6/01/16(a)	1,177	959,255
Host Hotels & Resorts LP 6.875%, 11/01/14(a)	231	230,423
Host Marriott LP Series Q 6.75%, 6/01/16(a)	1,358	1,344,420
MGM Mirage 6.625%, 7/15/15(a)	1,537	1,458,229
7.625%, 1/15/17(a)	315	311,850
8.375%, 2/01/11(a)	1,241	1,293,742
Mohegan Tribal Gaming Auth 7.125%, 8/15/14(a)	669	670,672
NCL Corp. 10.625%, 7/15/14(a)	364	366,730
Penn National Gaming, Inc. 6.875%, 12/01/11(a)	816	826,200
Six Flags, Inc. 9.625%, 6/01/14(a)	502	414,778
Station Casinos, Inc. 6.625%, 3/15/18(a)	700	586,250
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)(b)	835	851,700
Universal City Development Partners 11.75%, 4/01/10(a)	716	748,220
William Lyon Homes, Inc. 10.75%, 4/01/13(a)	555	410,700
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14(a)	1,319	1,292,620

		14,118,974

Consumer Cyclical - Retailers – 1.9%
Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14(a)	536	501,160
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(a)	276	258,060
Couche-Tard, Inc. 7.50%, 12/15/13(a)	717	729,548
GSC Holdings Corp. 8.00%, 10/01/12(a)	738	767,520
Rite Aid Corp. 6.875%, 8/15/13(a)	546	450,450
9.25%, 6/01/13(a)	443	420,850
9.375%, 12/15/15(a)(b)	50	46,500
9.50%, 6/15/17(a)(b)	69	64,515

		3,238,603

14	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 6.9%
Albertson’s, Inc. 7.45%, 8/01/29(a)	$1,639	$1,577,708
ARAMARK Corp. 8.50%, 2/01/15(a)	517	527,340
DaVita, Inc. 7.25%, 3/15/15(a)	365	365,912
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11(a)	1,585	1,553,300
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14(a)	413	423,325
HCA, Inc. 6.375%, 1/15/15(a)	917	781,743
6.50%, 2/15/16(a)	782	664,700
6.75%, 7/15/13(a)	816	734,400
9.625%, 11/15/16(a)(b)(i)	1,007	1,074,973
IASIS Healthcare Corp. 8.75%, 6/15/14(a)	641	649,013
Select Medical Corp. 7.625%, 2/01/15(a)	583	521,785
Spectrum Brands, Inc. 7.375%, 2/01/15(a)	344	264,880
Stater Brothers Holdings 8.125%, 6/15/12(a)	331	337,206
Tenet Healthcare Corp. 7.375%, 2/01/13(a)	615	521,212
9.875%, 7/01/14(a)	408	373,320
Ventas Realty LP/CAP CRP 6.75%, 4/01/17(a)	422	420,945
Viant Holdings, Inc. 10.125%, 7/15/17(a)(b)	329	305,970
Visant Corp. 7.625%, 10/01/12(a)	468	476,190

		11,573,922

Energy – 2.5%
Chesapeake Energy Corp. 7.50%, 9/15/13(a)	404	415,110
7.75%, 1/15/15(a)	1,034	1,063,728
CIE Gener De Geophysique 7.50%, 5/15/15(a)	374	385,220
7.75%, 5/15/17(a)	69	71,070
Hilcorp Energy/Finance 7.75%, 11/01/15(a)(b)	276	269,790
PetroHawk Energy Corp. Series WI 9.125%, 7/15/13(a)	344	362,920
Range Resources Corp. 7.50%, 5/15/16(a)	586	597,720

ALLIANCEBERNSTEIN HIGH YIELD FUND •	15

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Tesoro Corp. 6.25%, 11/01/12(a)	$570	$571,425
6.50%, 6/01/17(a)(b)	409	405,932

		4,142,915

Other Industrial – 0.8%
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14(a)	392	405,720
11.75%, 8/01/16(a)	324	345,060
Sensus Metering Systems, Inc. 8.625%, 12/15/13(a)	571	553,870

		1,304,650

Services – 0.4%
Realogy Corp. 10.50%, 4/15/14(a)(b)	472	402,380
West Corp. 9.50%, 10/15/14(a)	211	217,857

		620,237

Technology – 4.8%
Amkor Technology, Inc. 9.25%, 6/01/16(a)	910	919,100
Avago Technologies Finance 10.125%, 12/01/13(a)	463	497,725
CA, Inc. 4.75%, 12/01/09(a)(b)	551	549,759
Flextronics International Ltd. 6.50%, 5/15/13(a)	724	691,420
Freescale Semiconductor, Inc. 8.875%, 12/15/14(a)	1,280	1,235,200
10.125%, 12/15/16(a)	394	366,420
Iron Mountain, Inc. 6.625%, 1/01/16(a)	763	713,405
Nortel Networks Ltd. 10.125%, 7/15/13(a)(b)	537	552,439
NXP BV / NXP Funding LLC 8.11%, 10/15/13(a)(c)	370	343,637
9.50%, 10/15/15(a)	215	200,487
Seagate Technology HDD Holding 6.375%, 10/01/11(a)	463	454,898
Serena Software, Inc. Series WI 10.375%, 3/15/16(a)	419	431,570
Sungard Data Systems, Inc. 9.125%, 8/15/13(a)	1,143	1,188,720

		8,144,780

Transportation - Airlines – 0.9%
AMR Corp. 9.00%, 8/01/12(a)	654	663,810

16	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Continental Airlines, Inc. 8.75%, 12/01/11(a)	$703	$674,880
Series RJO3 7.875%, 7/02/18(a)	224	220,096

		1,558,786

Transportation - Services – 1.0%
Avis Budget Car Rental 7.75%, 5/15/16(a)	708	693,840
Hertz Corp. 8.875%, 1/01/14(a)	447	460,410
10.50%, 1/01/16(a)	537	579,960

		1,734,210

		116,777,776

Utility – 12.4%
Electric – 9.8%
AES Corp. 7.75%, 3/01/14(a)	1,496	1,518,440
Allegheny Energy Supply 7.80%, 3/15/11(a)	723	759,150
8.25%, 4/15/12(a)(b)	925	992,063
CMS Energy Corp. 8.50%, 4/15/11(a)	295	316,803
Dynegy Holdings, Inc. 7.75%, 6/01/19(a)(b)	306	292,613
8.375%, 5/01/16(a)	1,191	1,196,955
Dynegy-Roseton Danskammer Series B 7.67%, 11/08/16(a)	1,129	1,134,645
Edison Mission Energy 7.00%, 5/15/17(a)(b)	1,368	1,347,480
7.50%, 6/15/13(a)	1,062	1,088,550
7.75%, 6/15/16(a)	447	462,645
Mirant Americas Generation LLC 8.50%, 10/01/21(a)	1,360	1,295,400
NRG Energy, Inc. 7.25%, 2/01/14(a)	245	245,612
7.375%, 2/01/16-1/15/17(a)	2,355	2,357,200
Reliant Energy, Inc. 7.625%, 6/15/14(a)	591	595,432
7.875%, 6/15/17(a)	733	737,581
Sierra Pacific Resources 8.625%, 3/15/14(a)	527	557,841
TXU Corp. Series P 5.55%, 11/15/14(a)	1,025	826,673
Series Q 6.50%, 11/15/24(a)	1,007	807,111

		16,532,194

Natural Gas – 2.6%
El Paso Corp. 7.375%, 12/15/12(a)	394	406,608

ALLIANCEBERNSTEIN HIGH YIELD FUND •	17

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Enterprise Products Operating LP 8.375%, 8/01/66(a)(j)	$1,230	$1,264,135
Regency Energy Partners 8.375%, 12/15/13(a)	240	251,400
Williams Cos, Inc. 7.625%, 7/15/19(a)	1,501	1,607,946
7.875%, 9/01/21(a)	824	896,100

		4,426,189

		20,958,383

Non-Corporate Sectors – 11.0%
Structured Note – 11.0%
High Yield Total Return Trust 2007-1 5.30%, 7/01/08(a)(b)(c)	9,225	8,968,195
Racers SER 06-6-T 5.296%, 7/01/08(a)(b)(c)	9,935	9,488,789

		18,456,984

Financial Institutions – 1.2%
Finance – 0.7%
Residential Capital LLC 7.375%, 6/30/10(a)(j)	820	680,600
7.875%, 6/30/15(a)(j)	705	569,287

		1,249,887

Insurance – 0.5%
Crum & Forster Holdings Corp. 7.75%, 5/01/17(a)	457	434,150
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)(b)	399	370,244

		804,394

		2,054,281

Total Corporates - Non-Investment Grades (cost $168,792,155)		158,247,424

CORPORATES - INVESTMENT GRADES – 4.1%

Industrial – 2.4%
Basic – 0.6%
Weyerhaeuser Co. 7.375%, 3/15/32(a)	1,033	1,036,478

Communications - Telecommunications – 0.6%
Qwest Corp. 6.875%, 9/15/33(a)	1,028	961,180

Consumer Non-Cyclical – 1.2%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	527	503,531

18	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Portfolio of Investments

Company	Principal Amount (000)		U.S. $ Value

Reynolds American, Inc. 7.25%, 6/01/13(a)		$585	$617,589
7.625%, 6/01/16(a)		808	860,280

			1,981,400

			3,979,058

Financial Institutions – 1.7%
Brokerage – 0.5%
Bear Stearns Co., Inc. 5.55%, 1/22/17(a)		482	454,992
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)		463	444,966

			899,958

Finance – 0.9%
Countrywide Financial Corp. 6.25%, 5/15/16(a)		620	561,078
Series MTN 5.80%, 6/07/12(a)		160	149,966
Countrywide Home Loans, Inc. Series MTNL
4.00%, 3/22/11(a)		17	15,221
SLM Corp. 4.50%, 7/26/10(a)		399	373,515
5.125%, 8/27/12(a)		399	361,204

			1,460,984

Insurance – 0.3%
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)		502	491,000

			2,851,942

Total Corporates - Investment Grades (cost $6,742,450)			6,831,000

EMERGING MARKETS - NON-INVESTMENT GRADES – 0.8%

Industrial – 0.8%
Consumer Cyclical - Other – 0.4%
Royal Caribbean Cruises Ltd. 8.75%, 2/02/11(a)		727	775,263

Consumer Non-Cyclical – 0.4%
Foodcorp Ltd. 8.875%, 6/15/12(a)(b)	EUR	456	659,984

Total Emerging Markets - Non-Investment Grades (cost $1,254,423)			1,435,247

ALLIANCEBERNSTEIN HIGH YIELD FUND •	19

Portfolio of Investments

Company	Shares	U.S. $ Value

NON-CONVERTIBLE - PREFERRED STOCKS – 0.4%
Financial Institutions – 0.4%
Sovereign REIT 12.00%, 5/16/20(a)(b) (cost $472,192)	501	$724,415

COMMON STOCK – 0.0%
Consumer Services – 0.0%
Phase Metrics(g)(k) (cost $1,258,040)	126,418	1,264

Total Investments – 99.2% (cost $178,519,260)		167,239,350
Other assets less liabilities – 0.8%		1,351,973

Net Assets – 100.0%		$168,591,323

20	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2007	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Euro settling 10/30/07	475	$649,031	$677,865	$(28,834)

(a)	Position, or a portion thereof, has been pledged to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $166,977,156.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate market value of these securities amounted to $40,465,036 or 24.0% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at September 30, 2007.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2007.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.05% of net assets as of September 30, 2007, is considered illiquid and restricted (see note A).

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08	2/10/99-5/31/05	$7,530,199	$78,055	0.05%

(g)	Illiquid security, valued at fair value. (See note A)

(h)	Security is in default and is non-income producing.

(i)	Pay-In-Kind Payments (PIK).

(j)	Variable rate coupon, rate shown as of September 30, 2007.

(k)	Non-income producing security.

Currency	Abbreviations:

EUR	– Euro Dollar

See	notes to financial statements.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	21

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2007

Assets
Investments in securities, at value (cost $178,519,260)	$167,239,350
Interest receivable	3,461,865
Receivable for capital stock sold	1,382,735
Receivable for investment securities sold	105,263

Total assets	172,189,213

Liabilities
Due to custodian	599,080
Unrealized depreciation of forward currency exchange contracts	28,834
Payable for capital stock redeemed	1,887,097
Dividends payable	331,514
Printing fee payable	222,811
Payable for investment securities purchased	105,000
Distribution fee payable	86,388
Advisory fee payable	69,219
Administrative fee payable	23,794
Transfer Agent fee payable	13,646
Accrued expenses	230,507

Total liabilities	3,597,890

Net Assets	$168,591,323

Composition of Net Assets
Capital stock, at par	$28,870
Additional paid-in capital	485,914,215
Distributions in excess of net investment income	(397,664)
Accumulated net realized loss on investment and foreign currency transactions	(305,646,018)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(11,308,080)

$168,591,323

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$89,187,988	15,270,976	$5.84	*

B	$49,229,733	8,433,404	$5.84

C	$28,297,874	4,844,771	$5.84

Advisor	$1,807,192	308,671	$5.85

R	$9,516	1,630	$5.84

K	$49,606	8,490	$5.84

I	$9,414	1,613	$5.84

*	The maximum offering price per share for Class A shares was $6.10 which reflects a sales charge of 4.25%.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2007

Investment Income
Interest	$15,550,154
Dividends	131,760	$15,681,914

Expenses
Advisory fee (see Note B)	996,444
Distribution fee—Class A	265,555
Distribution fee—Class B	729,542
Distribution fee—Class C	333,945
Distribution fee—Class R	40
Distribution fee—Class K	289
Transfer agency—Class A	99,615
Transfer agency—Class B	109,048
Transfer agency—Class C	42,639
Transfer agency—Advisor Class	4,965
Transfer agency—Class R	7
Transfer agency—Class K	221
Transfer agency—Class I	3
Custodian	145,956
Printing	106,514
Administrative	101,250
Audit	77,885
Registration	73,560
Legal	48,545
Directors’ fees	40,793
Miscellaneous	4,173

Total expenses	3,180,989
Less: expense offset arrangement (see Note B)	(17,592)

Net expenses		3,163,397

Net investment income		12,518,517

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		4,419,727 (a)
Foreign currency transactions		(37,063)
Net change in unrealized appreciation/depreciation of:
Investments		(2,933,329)
Foreign currency denominated assets and liabilities		(28,681)

Net gain on investment and foreign currency transactions		1,420,654

Net Increase in Net Assets from Operations		$13,939,171

(a)	On August 31, 2007, the Fund had a redemption-in-kind with total proceeds in the amount of $2,517,393. The loss on investments of $68,834 will not be realized for tax purposes.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	23

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,518,517	$16,685,295
Net realized gain (loss) on investment and foreign currency transactions	4,382,664	(3,511,186)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,962,010)	(2,092,658)

Net increase in net assets from operations	13,939,171	11,081,451
Dividends to Shareholders from
Net investment income
Class A	(5,907,171)	(5,751,992)
Class B	(4,317,223)	(7,746,352)
Class C	(1,988,097)	(2,615,992)
Advisor Class	(297,078)	(420,165)
Class R	(636)	(658)
Class K	(7,671)	(1,859)
Class I	(673)	(710)
Capital Stock Transactions
Net decrease	(45,635,529)	(74,808,926)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	93,578	– 0 –

Total decrease	(44,121,329)	(80,265,203)
Net Assets
Beginning of period	212,712,652	292,977,855

End of period (including distributions in excess of net investment income of ($397,664) and ($443,400), respectively)	$168,591,323	$212,712,652

See notes to financial statements.

24	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein High Yield Fund, Inc. (the “Fund”) was incorporated in the state of Maryland on December 19, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If

ALLIANCEBERNSTEIN HIGH YIELD FUND •	25

Notes to Financial Statements

there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books

26	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Notes to Financial Statements

and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of

ALLIANCEBERNSTEIN HIGH YIELD FUND •	27

Notes to Financial Statements

the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.70%, 2.40%, 2.40%, 1.40%, 1.90%, 1.65%, and 1.40% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended September 30, 2007, there were no expenses waived by the Adviser.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended September 30, 2007 such fees amounted to $101,250.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $158,132 for the year ended September 30, 2007.

For the year ended September 30, 2007, the Fund’s expenses were reduced by $17,592 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,890 from the sale of Class A shares and received $12,837, $66,916 and $1,352 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2007.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class R shares and Class I shares. Prior to August 1, 2007, the Fund paid up to .50% of the Fund’s average daily net assets attributable to Class R shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $20,702,473,

28	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Notes to Financial Statements

$1,888,203, $0 and $2,836 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$94,658,398	$143,683,520
U.S. government securities	–0–	–0–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$178,619,297

Gross unrealized appreciation	$2,657,843
Gross unrealized depreciation	(14,037,790)

Net unrealized depreciation	$(11,379,947)

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a pledged account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	29

Notes to Financial Statements

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006

Class A
Shares sold	2,804,087	2,657,749	$16,609,511	$15,475,719

Shares issued in reinvestment of dividends	407,990	481,218	2,217,371	2,788,812

Shares converted from Class B	4,145,627	2,533,980	24,585,150	14,669,647

Shares redeemed	(5,730,258)	(7,703,447)	(33,745,199)	(44,748,960)

Net increase (decrease)	1,627,446	(2,030,500)	$9,666,833	$(11,814,782)

Class B
Shares sold	693,848	757,111	$4,102,797	$4,390,118

Shares issued in reinvestment of dividends	294,496	832,496	1,748,486	4,826,587

Shares converted to Class A	(4,147,293)	(2,535,596)	(24,585,150)	(14,669,647)

Shares redeemed	(4,414,617)	(7,847,318)	(26,091,203)	(45,535,415)

Net decrease	(7,573,566)	(8,793,307)	$(44,825,070)	$(50,988,357)

Class C
Shares sold	345,506	1,016,695	$2,038,288	$5,883,546

Shares issued in reinvestment of dividends	161,764	276,188	959,715	1,601,706

Shares redeemed	(1,900,843)	(2,913,701)	(11,233,142)	(16,891,624)

Net decrease	(1,393,573)	(1,620,818)	$(8,235,139)	$(9,406,372)

30	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Notes to Financial Statements

	Shares				Amount
	Year Ended September 30, 2007		Year Ended September 30, 2006		Year Ended September 30, 2007		Year Ended September 30, 2006

Advisor Class
Shares sold	329,916		500,249		$1,974,926		$2,928,470

Shares issued in reinvestment of dividends	45,479		68,251		270,343		396,772

Shares redeemed	(734,422)		(1,068,016)		(4,270,364)		(6,174,049)

Net decrease	(359,027)		(499,516)		$(2,025,095)		$(2,848,807)

Class R
Shares sold	–0	–	1		$–0	–	$3

Shares issued in reinvestment of dividends	–0	–	–0	–	–0	–	–0	–

Shares redeemed	–0	–	–0	–	–0	–	–0	–

Net increase	–0	–	1		$–0	–	$3

Class K
Shares sold	4,258		42,892		$25,129		$248,796

Shares issued in reinvestment of dividends	1,249		121		7,391		699

Shares redeemed	(41,625)		(18)		(249,578)		(106)

Net increase (decrease)	(36,118)		42,995		$(217,058)		$249,389

Class I
Shares sold	–0	–	–0	–	$–0	–	$–0	–

Shares issued in reinvestment of dividends	–0	–	–0	–	–0	–	–0	–

Shares redeemed	–0	–	–0	–	–0	–	–0	–

Net increase	–0	–	–0	–	$–0	–	$–0	–

During the period, the Fund received $93,578 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or

ALLIANCEBERNSTEIN HIGH YIELD FUND •	31

Notes to Financial Statements

guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$12,518,549	$16,537,728

Total taxable distributions	12,518,549	16,537,728

Total distributions paid	$12,518,549	$16,537,728

32	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Notes to Financial Statements

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(305,640,964)	(a)
Unrealized appreciation/(depreciation)	(11,379,284)	(b)

Total accumulated earnings/(deficit)	$(317,020,248)	(c)

(a)

On September 30, 2007, the Fund had a net capital loss carryforward for federal income tax purposes of $305,577,434 of which, $69,495,145 expires in the year 2008, $138,621,046 expires in the year 2009, $80,368,329 expires in the year 2010, $4,663,406 expires in the year 2011, $2,851,070 expires in the year 2013 and $9,578,438 expires in 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund utilized $2,222,364 of capital loss carryforwards for the year ended September 30, 2007. The Fund also had expired capital loss carryovers of $39,948,988 for the year ended September 30, 2007. For the fiscal year ended September 30, 2007, the Fund deferred to October 1, 2007 post-October foreign currency losses of $63,530.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales difference between book and tax amortization methods for premium and the tax treatment of forward contracts.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to a taxable overdistribution, foreign currency reclassification, paydown reclassification, in-kind redemption, and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount

ALLIANCEBERNSTEIN HIGH YIELD FUND •	33

Notes to Financial Statements

of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax

34	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Notes to Financial Statements

positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

NOTE K

Subsequent Event

On November 16, 2007, the shareholders of the Fund approved the acquisition of the Fund by AllianceBernstein High Income Fund, Inc. (AllianceBernstein Emerging Market Debt Fund, Inc. until the time of the merger when its name will be changed). The acquisition of the Fund is expected to take place early in the first quarter of 2008.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	35

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,								September 1, 2003 to September 30, 2003(a)		Year Ended August 31,
	2007		2006		2005		2004				2003

Net asset value, beginning of period	$ 5.81		$ 5.92		$ 6.02		$ 5.98		$ 5.90		$ 5.33

Income From Investment Operations
Net investment income(b)	.40		.42		.45		.43	(c)	.04		.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02		(.11)		(.10)		.11		.08		.61

Net increase (decrease) in net asset value from operations	.42		.31		.35		.54		.12		1.09

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.42)		(.43)		(.50)		(.04)		(.49)
Tax return of capital	– 0	–	– 0	–	(.02)		– 0	–	– 0	–	(.03)

Total dividends and distributions	(.39)		(.42)		(.45)		(.50)		(.04)		(.52)

Net asset value, end of period	$ 5.84		$ 5.81		$ 5.92		$ 6.02		$ 5.98		$ 5.90

Total Return
Total investment return based on net asset value(d)	7.42%		5.54%		5.84%		9.23%		2.03%		21.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,188		$79,298		$92,770		$117,602		$90,466		$134,674
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.21	%(e)	1.28	%(e)	1.16%		1.15%		1.63	%(f)	1.38%
Expenses, before waivers/reimbursements	1.21	%(e)	1.28	%(e)	1.16%		1.32%		1.63	%(f)	1.38%
Net investment income	6.67	%(e)	7.32	%(c)(e)	7.31	%(c)	7.09	%(c)	7.60	%(f)	8.33%
Portfolio turnover rate	49%		57%		68%		83%		10%		123%

See footnote summary on page 42.

36	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended September 30,								September 1, 2003 to September 30, 2003(a)		Year Ended August 31,
	2007		2006		2005		2004				2003

Net asset value, beginning of period	$ 5.81		$ 5.92		$ 6.02		$ 5.99		$ 5.90		$ 5.33

Income From Investment Operations
Net investment income(b)	.35		.38		.40		.50	(C)	.03		.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03		(.11)		(.10)		(.01)		.10		.62

Net increase (decrease) in net asset value from operations	.38		.27		.30		.49		.13		1.05

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.38)		(.39)		(.46)		(.04)		(.45)
Tax return of capital	– 0	–	– 0	–	(.01)		– 0	–	– 0	–	(.03)

Total dividends and distributions	(.35)		(.38)		(.40)		(.46)		(.04)		(.48)

Net asset value, end of period	$ 5.84		$ 5.81		$ 5.92		$ 6.02		$ 5.99		$ 5.90

Total Return
Total investment return based on net asset value(d)	6.63%		4.80%		5.11%		8.38%		2.15%		20.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$49,230		$92,986		$146,729		$217,320		$279,666		$277,190
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.94	%(e)	2.02	%(e)	1.87%		1.88%		2.40	%(f)	2.11%
Expenses, before waivers/reimbursements	1.94	%(e)	2.02	%(e)	1.87%		2.05%		2.42	%(f)	2.11%
Net investment income	5.92	%(e)	6.64	%(c)(f)	6.63	%(c)	8.18	%(c)	7.11	%(f)	7.79%
Portfolio turnover rate	49%		57%		68%		83%		10%		123%

See footnote summary on page 42.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,								September 1, 2003 to September 30, 2003(a)		Year Ended August 31,
	2007		2006		2005		2004				2003

Net asset value, beginning of period	$ 5.81		$ 5.92		$ 6.03		$ 5.99		$ 5.90		$ 5.33

Income From Investment Operations
Net investment income(b)	.35		.38		.40		.45	(c)	.03		.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03		(.11)		(.11)		.05		.10		.62

Net increase (decrease) in net asset value from operations	.38		.27		.29		.50		.13		1.05

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.38)		(.39)		(.46)		(.04)		(.45)
Tax return of capital	– 0	–	– 0	–	(.01)		– 0	–	– 0	–	(.03)

Total dividends and distributions	(.35)		(.38)		(.40)		(.46)		(.04)		(.48)

Net asset value, end of period	$ 5.84		$ 5.81		$ 5.92		$ 6.03		$ 5.99		$ 5.90

Total Return
Total investment return based on net asset value(d)	6.66%		4.80%		4.94%		8.56%		2.15%		20.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,298		$36,261		$46,526		$66,336		$68,068		$66,427
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.92	%(e)	2.00	%(e)	1.86%		1.87%		2.40	%(f)	2.10%
Expenses, before waivers/reimbursements	1.92	%(e)	2.00	%(e)	1.86%		2.04%		2.41	%(f)	2.10%
Net investment income	5.95	%(e)	6.62	%(c)(e)	6.62	%(c)	7.40	%(c)	7.11	%(f)	7.72%
Portfolio turnover rate	49%		57%		68%		83%		10%		123%

See footnote summary on page 42.

38	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended September 30,								September 1, 2003 to September 30, 2003(a)		Year Ended August 31,
	2007		2006		2005		2004				2003

Net asset value, beginning of period	$ 5.83		$ 5.93		$ 6.03		$ 5.99		$ 5.91		$ 5.34

Income From Investment Operations
Net investment income(b)	.42		.45		.48		.44	(c)	.04		.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01		(.11)		(.12)		.11		.08		.61

Net increase (decrease) in net asset value from operations	.43		.34		.36		.55		.12		1.10

Less: Dividends and Distributions
Dividends from net investment income	(.41)		(.44)		(.44)		(.51)		(.04)		(.50)
Tax return of capital	– 0	–	– 0	–	(.02)		– 0	–	– 0	–	(.03)

Total dividends and distributions	(.41)		(.44)		(.46)		(.51)		(.04)		(.53)

Net asset value, end of period	$ 5.85		$ 5.83		$ 5.93		$ 6.03		$ 5.99		$ 5.91

Total Return
Total investment return based on net asset value(d)	7.53%		6.03%		6.14%		9.51%		2.05%		21.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,807		$3,890		$6,924		$179,418		$148,041		$145,549
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92	%(e)	.98	%(e)	.80%		.85%		1.40	%(f)	1.09%
Expenses, before waivers/reimbursements	.92	%(e)	.98	%(e)	.80%		1.02%		1.40	%(f)	1.09%
Net investment income	6.93	%(e)	7.64	%(c)(e)	7.73	%(c)	7.26	%(c)	8.12	%(f)	8.72%
Portfolio turnover rate	49%		57%		68%		83%		10%		123%

See footnote summary on page 42.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended September 30,				March 1, 2005(g) to September 30, 2005
	2007		2006

Net asset value, beginning of period	$ 5.81		$ 5.92		$ 6.20

Income From Investment Operations
Net investment income(b)	.39		.41		.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03		(.12)		(.28)

Net increase (decrease) in net asset value from operations	.42		.29		(.03)

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.40)		(.24)
Tax return of capital	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.39)		(.40)		(.25)

Net asset value, end of period	$ 5.84		$ 5.81		$ 5.92

Total Return
Total investment return based on net asset value(d)	7.34%		5.22%		(.44)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9		$9		$10
Ratio to average net assets of:
Expenses	1.29	%(e)	1.58	%(e)	1.45	%(f)
Net investment income	6.59	%(e)	7.01	%(e)	7.17	%(f)
Portfolio turnover rate	49%		57%		68%

See footnote summary on page 42.

40	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended September 30,				March 1, 2005(g) to September 30, 2005
	2007		2006

Net asset value, beginning of period	$ 5.82		$ 5.92		$ 6.20

Income From Investment Operations
Net investment income(b)	.40		.29		.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01		.03		(.28)

Net increase (decrease) in net asset value from operations	.41		.32		(.02)

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.42)		(.25)
Tax return of capital	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.39)		(.42)		(.26)

Net asset value, end of period	$ 5.84		$ 5.82		$ 5.92

Total Return
Total investment return based on net asset value(d)	7.24%		5.73%		(.28)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50		$259		$10
Ratio to average net assets of:
Expenses	1.22	%(e)	1.34	%(e)	1.16	%(f)
Net investment income	6.64	%(e)	7.19	%(e)	7.47	%(f)
Portfolio turnover rate	49%		57%		68%

See footnote summary on page 42.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended September 30,				March 1, 2005(g) to September 30, 2005
	2007		2006

Net asset value, beginning of period	$ 5.81		$ 5.92		$ 6.20

Income From Investment Operations
Net investment income(b)	.42		.44		.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03		(.11)		(.28)

Net increase (decrease) in net asset value from operations	.45		.33		(.01)

Less: Dividends and Distributions
Dividends from net investment income	(.42)		(.44)		(.26)
Tax return of capital	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.42)		(.44)		(.27)

Net asset value, end of period	$ 5.84		$ 5.81		$ 5.92

Total Return
Total investment return based on net asset value(d)	7.83%		5.89%		(.11)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9		$9		$10
Ratio to average net assets of:
Expenses	.83	%(e)	.95	%(e)	.88	%(f)
Net investment income	7.05	%(e)	7.64	%(e)	7.75	%(f)
Portfolio turnover rate	49%		57%		68%

(a)	The Fund changed its fiscal year end from August 31 to September 30.

(b)	Based on average shares outstanding.

(c)	Net of waivers/reimbursement by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Annualized.

(g)	Commencement of distribution.

42	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein High Yield Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein High Yield Fund, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein High Yield Fund, Inc. at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2007

ALLIANCEBERNSTEIN HIGH YIELD FUND •	43

Report of Independent Registered Public Accounting Firm

TAX INFORMATION (unaudited)

84.6% of the ordinary income dividends paid by the Fund during the fiscal year ended September 30, 2007 qualify as “interest related dividends” for non-U.S. shareholders.

SUPPLEMENTAL PROXY INFORMATION (unaudited)

Supplemental Proxy information

A Special Meeting of Shareholders of AllianceBernstein High Yield Fund, Inc. was held on November 2, 2007 and adjourned until November 16, 2007

A description of the proposal and number of shares voted at the meeting follows. The proposal was approved by shareholders.

	Voted for	Against	Abstain/ Authority Withheld
1. Acquisition of AllianceBernstein High Yield Fund, Inc. by AllianceBernstein Emerging Market Debt Fund, Inc.	12,376,314.202	602,588.133	4,042,646.138

44	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1)(2), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS(3)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Andrew M. Aran, Vice President

Gershon Distenfeld, Vice President

Joel J. McKoan, Vice President

Douglas J. Peebles, Vice President

Lawrence J. Shaw, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	The management of and investment decisions for the Fund’s portfolio are made by the U.S. High Yield Investment Team. Messrs. Aran, Distenfeld, McKoan, Peebles, and Shaw are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	45

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE*, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP(S) HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer,‡ 1345 Avenue of the Americas, New York, NY 10105 50 (2003)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC. (“SCB & Co.”)) and its predecessor since prior to 2002.	107	SCB Partners, Inc., and SCB, Inc.

DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., # 75 (1997)	Investment adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	109	None

David H. Dievler, # 77 (1997)	Independent consultant. Until December 1994 he was Senior Vice President of AllianceBernstein Corporation (“AB Corp”) (formerly Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	108	None

46	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP(S) HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 65 (1997)	Consultant. Formerly President of Save Venice, Inc. (preservation organization) from 2001-2002. Senior Adviser from June 1999- June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	107	None

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	107	Asia Pacific Fund, Inc., and The Merger Fund

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	107	Intel Corporation (semi-conductors), Cirrus Logic Corporation, (semi-conductors)

ALLIANCEBERNSTEIN HIGH YIELD FUND •	47

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP(S) HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 59 (2006)	Formerly, US Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, US Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; member of the Council on Foreign Relations.	107	None

Marshall C. Turner, Jr., # 65 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993-2003.	107	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductors substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner from 1976-2006, of the law firm Sullivan & Cromwell LLP, specializing in investment management corporate and securities law; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	107	None

*	The address for each of the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

‡	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

48	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to 2001 until March 2003.

Andrew Aran 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

Gershon Distenfeld 31	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2002.

Mark A. Hamilton 42	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2002.

Joel J. McKoan 49	Vice President	Senior Vice President of the Adviser** with which he has been associated since September, 2003. He is also the Director of the Credit Team. Prior thereto, he was a Managing Director at UBS Warburg where he headed the North American Debt Syndicate Group, with responsibility for primary trading of corporate debt, emerging-market debt and structured products from 2000 to 2003. In addition, he was Global Co-Head of the CDO Group at UBS Warburg from 2002 to 2003. Previously, he was a Managing Director at PaineWebber (acquired by UBS in 2000), where he managed the UBS Credit Trading Group since prior to 2002.

Douglas Peebles 42	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2002.

Lawrence J. Shaw 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2002.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	49

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2002.

Vincent S. Noto 42	Controller	Vice President of ABIS**, with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

50	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein High Yield Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.3

1	It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	51

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/06 ($MIL)	Fund
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$212.9	High Yield Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $93,000 (0.02% of the Fund’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s current fiscal year, although it should be noted that the Fund was operating under its expense cap for the most recent semi-annual period. Accordingly, the expense limitation undertaking was of no effect during that period. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Fund’s gross expense ratios as of the Fund’s most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[4]	Fiscal Year End
High Yield Fund, Inc.	Advisor	1.40%	1.05%	September 30
	Class A	1.70%	1.37%
	Class B	2.40%	2.09%
	Class C	2.40%	2.08%
	Class R	1.90%	1.54%
	Class K	1.65%	1.25%
	Class I	1.40%	0.92%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for

4	Annualized.

52	• ALLIANCEBERNSTEIN HIGH YIELD FUND

the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2006 net assets.

Fund	Net Assets 09/30/06 ( $MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
High Yield Fund, Inc.	$212.9	High Yield Schedule 65 bp on 1st $20 million 50 bp on next $20 million 40 bp on next $20 million 35 bp on the balance Minimum Account Size: $20 m	0.397%	0.500%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	53

insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund6:

Fund	AVPS Portfolio	Fee Schedule
High Yield Fund, Inc.[7]	High Yield Portfolio	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global High Yield and U.S. High Yield, which are Luxembourg funds that have a somewhat similar investment style as the Fund:

Fund	Fee[8]
Global High Yield
Class A	1.70%
Class I (Institutional)	1.15%
U.S. High Yield
Class A	1.55%
Class I (Institutional)	0.75%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ACITM Mutual Fund	Fee
High Yield Fund, Inc.	High Yield Open Fund	1.00%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed advisory fee

6	It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

7	The AVPS portfolio is a clone of the Fund.

8	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

54	• ALLIANCEBERNSTEIN HIGH YIELD FUND

relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[11]	Lipper Expense Group Median	Rank
High Yield Fund, Inc.	0.500	0.638	2/16

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Rank	Lipper Exp. Universe Median (%)	Rank
High Yield Fund, Inc.	1.160	1.130	13/16	1.063	55/73

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s’ contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management fee waivers for expense caps that would effectively reduce the actual contractual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	55

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2005, relative to 2004.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.14 During the Fund’s most recently completed fiscal year, ABI received from the Fund $9,851, $2,784,048 and $238,286 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

14	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

56	• ALLIANCEBERNSTEIN HIGH YIELD FUND

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2005 in comparison to 2004. During the Fund’s most recently completed fiscal year, ABIS received $625,973 in fees from the Fund.15

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund’s assets were to exceed the initial breakpoint its shareholders would benefit from a lower fee rate.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $5,807 under the offset agreement between the Portfolio and ABIS.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	57

The information below shows the 1, 3, and 5 year performance returns and rankings of the Fund16 relative to the Fund’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended June 30, 2006.18

	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	2.24	4.41	4.71	16/16	87/91
3 year	6.38	7.48	7.92	14/16	69/82
5 year	6.05	6.70	7.72	8/12	61/70

Set forth below are the 1, 3, and 5 year and since inception performance returns of the Fund (in bold) versus its benchmark:19

	Periods Ending June 30, 2006 Annualized Performance
Funds	1 Year	3 Year	5 Year	Since Inception
High Yield Fund, Inc.	2.24	6.38	6.05	3.79
Lehman Brothers U.S. High Yield — 2% Issuer Cap Index	4.37	8.41	8.79	6.10

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 15, 2006

16	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

17	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU. In addition to outliers, funds with negative management fees are excluded from EUs but not necessarily from PUs.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

19	The Adviser provided fund and benchmark performance return information for periods through June 30, 2006.

58	• ALLIANCEBERNSTEIN HIGH YIELD FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Bond Fund*

Corporate Bond Portfolio

Emerging Market Debt Fund

Diversified Yield Fund*

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN HIGH YIELD FUND •	59

AllianceBernstein Family of Funds

NOTES

60	• ALLIANCEBERNSTEIN HIGH YIELD FUND

ALLIANCEBERNSTEIN HIGH YIELD FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HY-0151-0907

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)—(c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2006	$56,500	$5,631	$18,750
2007	$59,500	$5,469	$19,775

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2006	$685,869	$155,896
		$(137,146)
		$(18,750)
2007	$1,218,499	$144,764
		$(124,989)
		$(19,775)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein High Yield Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	November 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	November 26, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 26, 2007